
Table of Contents

USAA Family of Funds                                       1
Message from the President                                 2
Investment Review                                          4
Message from the Manager                                   5
Shareholder Voting Results                                 7
Financial Information:
     Statement of Assets and Liabilities                   8
     Portfolio of Investments in Securities                9
     Notes to Portfolio of Investments in Securities      11
     Statement of Operations                              12
     Statements of Changes in Net Assets                  13
     Notes to Financial Statements                        14

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now
"streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.
If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA
Gold Fund, managed by USAA Investment Management Company (IMCO).
It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office.
c1995, USAA. All rights reserved.

USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message from the President

A few weeks ago I attended a meeting of past presidents of one of San Antonio's distinguished institutions. We discussed a variety of subjects that evening, including the investment performance of the organization's endowment. In such organizations, I usually become chairman of the investment committee, so I reported that through twelve months our fund had a total return of about 24%.(1) One of my fellow past presidents observed about another fund with which he is involved, "Well - we are up over 35%!" He stopped short of asking, "What's your problem?" This was not that uncommon an exchange.

I attempted to expand on the subject a bit. The investment committee which I chair set down a strategy back in 1993. We concurred that the investment goals and the risk tolerance of our board of trustees could be accommodated with a portfolio that was 50% in growth stocks and 50% in long-term fixed-income vehicles. This being a committee and my having but one vote, I am pleased to say that the USAA Income Fund was chosen as the fixed income investment. The 50/50 balance is re-established at the end of each fiscal year so that the risk profile is maintained.

My colleague referred to a very different kind of investment.
His was a family affair, and their investment decision was 100% in an aggressive growth stock fund.(2) So, which did better? There is not a simple answer, so what I'll give is my opinion.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board, appears here]

I think both of us did just fine. No matter what kind of market we have been through, you will always be able to find someone who had a higher and a lower return than you. Is it worthwhile to shift all of your investments to that higher return? I think not. Investment decisions are, by necessity, forward looking. In the case of mutual funds you must rely on two things; the company with which you have chosen to invest and on yourself. The latter means you have invested in a way with which you are comfortable. Then you should bear in mind that in any market someone else is going to have a higher return.

The board of the institution whose investment committee I chair is delighted with their investment performance, both return and volatility. I am sure that my colleague's family is also delighted with theirs. I do not expect that either of us will change our strategy any time soon.

"No matter what kind of market we have been through, you will always be able to find someone who had a higher and a lower return than you."

                    Sincerely,

                    Michael J.C. Roth, CFA
                    President and
                    Vice Chairman of the Board

(1) For the 12 months ending December 31, 1995.
    Average Annual Total Return:  1 Year    5 Years   10 Years
    ---------------------------   ------    -------   --------
        USAA Income Fund          24.47%    10.91%     10.43%

(2) An aggressive growth fund seeks maximum capital gains as its investment objective. Current income is not a significant factor. Some may invest in stocks of businesses that are somewhat out of the mainstream, such as fledgling companies, new industries, companies fallen on hard times, or industries temporarily out of favor. USAA IMCO manages this type of fund.

    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

    The performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.




Investment Review

Gold Fund

OBJECTIVE: Long-term capital appreciation for the purpose of protecting the purchasing power of capital from inflation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80 percent of the Fund's assets are invested in gold stocks. The remainder may be invested in common stocks of companies engaged in other precious metal and mineral mining.

                                       5/31/95            11/30/95
Net Assets                         $160.2 Million        $147.6 Million
Net Asset Value Per Share               $9.00               $8.74

Average Annual Total Returns as of 11/30/95
May 31, 1995 to November 30, 1995                      -2.89%*
1 Year                                                  6.46%
5 Years                                                 6.67%
10 Years                                                4.83%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 11/30/85 to 11/30/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: S&P 500 - $41,096, Philadelphia Gold & Silver Index (XAU) - $14,299, USAA Gold Fund - $16,027 and Gold Bullion - London Gold - $11,921.]

The graph illustrates a hypothetical $10,000 investment in the USAA Gold
Fund; the S&P 500 Index, which is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks (it is not possible to invest directly in the S&P 500 Index); the Philadelphia Gold & Silver Index, representing nine holdings in the gold & silver sector, typically referred to as the XAU; and London Gold, a traditional Gold Bullion index that is readily available.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[A photo of Portfolio Manager, Mark W. Johnson, appears here]

The Gold Market
Gold traded in a narrow range of $379.40 to $391.30 during the six-month period ended November 30, 1995. This continues the trend of the past two years during which the price has been stuck at about $383 plus or minus $13. We remain optimistic that eventually there will be a sustained move above $400. This optimism is based on the fact that end user demand continues to outstrip new supply.

To date supply shortfalls have been met with selling by private holders, central banks, and hedgers and speculators who sell borrowed gold. However, the willingness of these entities to continue selling in the face of a widening demand gap is questionable. This is especially true in the current environment where high levels of producer selling in 1995 for hedging purposes not only failed to drive down gold prices, but are estimated to have raised total levels of gold borrowing from the market to about a full year's worth of western mine production. This constitutes a massive short position which at some point must be covered. Moreover, some traditional central bank lenders of gold are understood to be at their prescribed lending limits and gold lease rates have risen recently, both of which may curtail further selling of borrowed gold. We believe that we may be close to a turning point in sentiment that could drive gold higher.

Fund Performance
The USAA Gold Fund declined 2.9% during the six-month period ended
November 30, 1995. The top performing stock for the period was Delta
Gold, up 41.6%. Delta benefited from the successful commencement of a new processing facility at its main mine, encouraging exploration in the vicinity of the same mine, the general recovery of the Australian market, and improved market sentiment towards the company's important Hartley platinum development project in Zimbabwe. Recently we visited Hartley and have concluded that there is a fairly high probability that the mine will not achieve its scheduled production targets in the early years of operation. Subsequent to the end of the reporting period, we have sold the Delta Gold position.

The second best performer was Freeport-McMoRan Copper and Gold which was up 28.6% for the six-month period. The company's expansion program has been successful and is running ahead of budget. Also, a further expansion has been announced, exploration results remain encouraging, and the spin-out of all stock held by its former parent corporation has been completed. An agreement was signed with RTZ, a highly regarded British mining conglomerate, wherein RTZ will finance much of Freeport's future exploration and capital spending budgets.

The third best performer was Newcrest Mining which was up 14.1%. It benefited from the general recovery of the Australian market, early indications of exploration success at an Indonesian prospect, and reduced concerns about the financing of a major new mine in Australia.

The worst performer was Viceroy Resources, down 31.1% for the six-month period. Viceroy is embroiled in a legal dispute and now appears to have significant questions regarding mine life and operating costs. The second worst performer was Rayrock Yellowknife, down 28.6% as a consequence of disappointing exploration results. The third worst performer was Stillwater Mining, down 23.9%. Earnings came in below target because of a production shortfall related to insufficient working faces and grade dilution. We are monitoring this mine's performance closely and it now seems to be getting back on track with both tonnage and grades on the uptrend.

USAA IMCO remains committed to improving the performance of the Fund. To that end, we have hired a new senior securities analyst, Lindsey Falconer, who will devote most of her time to the Gold Fund. Lindsey comes to us with degrees in geology (University of Western Australia) and energy and mineral resources management (University of Texas) and eight years experience analyzing gold mining stocks for three London-based investment banking firms.

In other developments, we were pleased to learn that in the August 28, 1995 issue of Forbes magazine, the USAA Gold Fund was listed as one of only four gold-oriented mutual funds to earn its coveted "Best Buy" rating.

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility.

See page 9 for a complete listing of the Portfolio of Investments in Securities.

                     Top 10 Holdings
                    (% of Net Assets)

      Barrick Gold                        8.8
      Placer Dome                         8.3
      Freeport-McMoRan Cop & Gld          6.3
      Gold Fields of S. Africa            5.7
      TVX Gold                            5.4
      Newcrest Mining                     5.3
      The Pioneer Group                   4.9
      Santa Fe Pacific Gold               4.8
      Hemlo Gold Mines                    4.7
      Newmont Gold                        4.7

Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Gold Fund only for proposal (2) and in the aggregate for the entire USAA Investment Trust (the Trust) for proposals (1) and (3).

(1) Proposal to elect a Board of Trustees as follows:

                                    Votes               Votes
     Trustee                         For               Withheld

     Hansford T. Johnson*        112,569,933           2,138,930
     Michael J.C. Roth           111,522,559           3,186,304
     John W. Saunders, Jr.       112,598,635           2,110,228
     George E. Brown             111,259,788           3,449,075
     Howard L. Freeman, Jr.      112,481,010           2,227,853
     Richard A. Zucker           112,225,587           2,483,276
     Barbara B. Dreeben          111,409,531           3,299,332

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M. Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:

                                                       NUMBER OF SHARES VOTING
                                                    FOR        AGAINST      ABSTAIN
Proposal to amend the 5% and                  7,375,257        970,326       489,903
10% issuer diversification
restrictions to apply to 75%
of a Fund's total assets rather
than 100%.

Proposal to amend the restriction             6,974,155      1,328,950       532,381
relating to borrowing to allow a
Fund to borrow an amount not exceeding
33 1/3% of its total assets (including
the amount borrowed) less liabilities
(other than borrowings) for temporary
or emergency purposes.

Proposal to amend the restriction             6,955,415      1,324,507       555,564
relating to lending portfolio securities
to permit a Fund to lend up to 1/3 of
its total assets to other parties.

(3) Proposal to ratify or reject the        107,284,373      2,323,184     5,101,298
selection by the Board of Trustees
of KPMG Peat Marwick LLP as auditors
for the Trust for the fiscal year
ending May 31, 1996.

Gold Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)

Assets
  Investments in securities, at market value
  (identified cost of $148,770)                             $151,998
     Cash                                                         13
     Receivables:
          Capital shares sold                                     48
          Dividends and interest                                 177
          Securities sold                                         27
          Foreign currency contracts held, at value              982
                                                            ---------
               Total assets                                  153,245
                                                            ---------
Liabilities
     Securities purchased                                      2,726
     Foreign currency contracts held, at value                   992
     Capital shares redeemed                                   1,687
     USAA Investment Management Company                           87
     USAA Transfer Agency Company                                 54
     Accounts payable and accrued expenses                        97
                                                            ---------
      Total liabilities                                        5,643
                                                            ---------
      Net assets applicable to capital shares outstanding   $147,602
                                                            =========
Represented by:
     Paid-in capital                                        $226,705
     Accumulated undistributed net investment income             129
     Accumulated net realized loss on investments            (82,460)
     Net unrealized appreciation of investments                3,228
                                                            ---------
           Net assets applicable to capital shares
           outstanding                                      $147,602
                                                            =========

     Capital shares outstanding, unlimited number of
       shares authorized, no par value                        16,881
                                                            =========
     Net asset value, redemption price, and offering
       price per share                                      $   8.74
                                                            =========

See accompanying notes to financial statements.

Gold Fund
Portfolio of Investments in Securities

November 30, 1995
(Unaudited)
                                                        Market
Number                                                  Value
of Shares                  Security                     (000)

                    Common Stocks (97.5%)
               African Gold Companies (14.5%)
  325,000      Ashanti Goldfields Co. Ltd. GDS            $  6,053
  300,000      Gold Fields of South Africa Ltd. ADR          8,513
  216,000      Western Deep Levels Ltd. ADR                  6,804
                                                          ---------
                                                            21,370
                                                          ---------

                  Australian Gold Companies (10.4%)
2,000,000      Acacia Resources Ltd. *                       3,458
  700,000      Delta Gold N.L. *                             1,714
1,750,000      Newcrest Mining Ltd.                          7,884
  500,000      Plutonic Resources Ltd.                       2,379
                                                          ---------
                                                            15,435
                                                          ---------

                  North American Gold Companies (69.7%)
  500,000      Agnico-Eagle Mines Ltd.                       6,250
  500,000      Barrick Gold Corp.                           13,187
  700,000      Battle Mountain Gold Co.                      6,212
  125,000      FirstMiss Gold, Inc. *                        2,453
  350,000      Freeport-McMoRan Copper & Gold, Inc. "A"      9,450
  240,000      Golden Knight Resources, Inc.                 1,259
  750,000      Hemlo Gold Mines, Inc.                        7,039
  170,000      Newmont Gold Co.                              6,970
  160,000      Newmont Mining Corp.                          6,900
  275,000      Pioneer Group, Inc.                           7,287
  500,000      Placer Dome, Inc.                            12,330
  325,000      Prime Resources Group, Inc. *                 2,333
  325,000      Rayrock Yellowknife Resources, Inc. *         2,392
  600,000      Santa Fe Pacific Gold Corp.                   7,200
1,200,000      TVX Gold, Inc. *                              7,950
  450,000      Viceroy Resource Corp. *                      1,698
  280,000      Wharf Resources Ltd.                          1,907
                                                          ---------
                                                           102,817
                                                          ---------


                                                                 Market
  Number                                                         Value
 of Shares                 Security                              (000)

                 North American Platinum Companies (2.9%)
 250,000         Stillwater Mining Co.*                        $  4,281
                                                               ---------
               Total common stocks (cost: $140,675)             143,903
                                                               ---------

                 U.S. Government & Agency Issues (5.5%)

Principal
 Amount                                                Coupon
 (000)                                                  Rate       Maturity
        Discount Note
$8,095  Federal Home Loan Mortgage Corp. (cost:$8,095)   5.80%      12/01/95      8,095
                                                                                ---------
               Total investments (cost: $148,770)                               $151,998
                                                                                ==========

*Non-income producing.

Gold Fund
Notes to Portfolio of Investments in Securities

November 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

See accompanying notes to financial statements.

Gold Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1995
(Unaudited)

Net investment income:
     Income (net of foreign taxes withheld of $97):
          Dividends                                            $    867
          Interest                                                  180
                                                               ---------
               Total income                                       1,047
                                                               ---------
     Expenses:
          Management fees                                           571
          Transfer agent's fees                                     324
          Custodian's fees                                           38
          Postage                                                    25
          Shareholder reporting fees                                  9
          Trustees' fees                                              1
          Registration fees                                          36
          Audit fees                                                 14
          Legal fees                                                  3
          Other                                                       4
                                                               ---------
               Total expenses                                     1,025
                                                               ---------
                    Net investment income                            22
                                                               ---------

Net realized and unrealized loss on investments and foreign currency:
     Net realized gain (loss) on:
          Investments                                             4,257
          Foreign currency transactions                              (3)
     Change in net unrealized appreciation/depreciation of
       investments                                               (8,067)
                                                                ---------
                    Net realized and unrealized loss             (3,813)
                                                                ---------
Decrease in net assets resulting from operations                $(3,791)
                                                                =========

See accompanying notes to financial statements.

Gold Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1995
and Year ended May 31, 1995
(Unaudited)

                                                                        11/30/95                5/31/95

From operations:
     Net investment income                                            $        22            $      158
     Net realized gain on investments                                       4,257                 3,626
     Net realized loss on foreign currency transactions                        (3)                   (4)
     Change in net unrealized appreciation/depreciation of investments     (8,067)                  806
                                                                       ------------          ----------

          Increase (decrease) in net assets resulting from operations      (3,791)                4,586
                                                                       ------------          -----------
Distributions to shareholders from:
     Net investment income                                                      _                  (197)
                                                                       -------------         ------------
From capital share transactions:
     Shares sold                                                           43,360               115,672
     Shares issued for dividends reinvested                                     _                   187
     Shares redeemed                                                      (52,190)             (136,552)
                                                                       -------------          -----------
          Decrease in net assets from capital share transactions           (8,830)              (20,693)
                                                                       -------------          -----------
Net decrease in net assets                                                (12,621)              (16,304)
Net assets:
     Beginning of period                                                  160,223               176,527
                                                                       -------------          ------------
     End of period                                                    $   147,602            $  160,223
                                                                      ==============         =============
Undistributed net investment income included in net assets:
     Beginning of period                                              $       110            $      153
                                                                      ==============         =============
     End of period                                                    $       129            $      110
                                                                      ==============         =============
Change in shares outstanding:
     Shares sold                                                            4,846                13,346
     Shares issued for dividends reinvested                                     _                    23
     Shares redeemed                                                       (5,774)              (15,555)
                                                                      -------------           -----------
          Decrease in shares outstanding                                     (928)               (2,186)
                                                                      =============           ============

See accompanying notes to financial statements.

Gold Fund
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)

(1)  Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective.

A. Security valuation _ The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, are recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis.
Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

(2)  Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets at the time of the borrowing. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the six-month period ended November 30, 1995.

(3) Distributions

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year. At November 30, 1995, the Fund had capital loss carryovers for federal income tax purposes of approximately $82,460 which, if not offset by subsequent capital gains, will expire between 1997-2002. It is unlikely that the Board of Trustees of the Trust will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)  Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended November 30, 1995 were $12,018 and $18,117, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1995 was $16,182 and $12,954, respectively.

(5) Foreign Currency Contracts

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1995, the terms of open foreign currency contracts were as follows:

                                 U.S. Dollar                            U.S. Dollar
                                   Value                                   Value
Exchange      Currency to be       as of        Currency to be             as of
 Date            Delivered       11/30/95           Received              11/30/95
12/06/95      470 U.S. Dollar     $470          627 Australian Dollar      $465
12/06/95      522 U.S. Dollar      522          697 Australian Dollar       517
                                 ------                                   ------
                                  $992                                     $982
                                 ======                                   =======



(6) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

Gold Fund
Notes to Financial Statements (continued)

November 30, 1995
(Unaudited)

(7)  Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                           Six-month          Year      Eight-month
                           Period ended      ended      Period ended
                           November 30,       May 31,      May 31,       Year ended September 30,
                              1995             1995         1994         1993         1992           1991
Net asset value at
     beginning of period   $   9.00         $   8.83      $   7.95      $   6.53     $  6.40      $  8.08
Net investment income           .01              .01           .01           .02         .07          .10
Net realized and
     unrealized gain (loss)    (.27)             .17           .88          1.44         .14        (1.72)
Distributions from net
     investment income            _             (.01)         (.01)         (.04)       (.08)        (.06)
                           ----------       ----------    ----------    ----------   ---------    ----------
Net asset value at
     end of period         $   8.74         $   9.00      $   8.83      $   7.95     $  6.53       $    6.40
                           ==========       ==========    ==========    ==========   =========     ==========
Total return (%) *            (2.89)            2.05         11.19         22.53        3.30          (20.10)
Net assets at
  end of period (000)      $147,602         $160,223      $176,527      $150,793     $114,073      $121,204
Ratio of expenses to
  average net assets (%)       1.35(a)          1.28          1.26(a)       1.41         1.43          1.45
Ratio of net investment
     income to average net
     assets (%)                 .03(a)           .10           .15(a)        .25         1.02          1.55
Portfolio turnover (%)         8.31            34.76         34.75         81.08        19.01         13.38
Average commission
     rate paid per share        .0274


(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.